Exhibit (h)(2)

AMENDMENT TO THE THIRD AMENDED AND RESTATED

ADMINISTRATION AGREEMENT

PIMCO Funds

840 Newport Center Drive

Newport Beach, California 92660

May 20, 2008

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

RE:

PIMCO Global Advantage Strategy Bond Fund and PIMCO Unconstrained Bond Fund (collectively, the “New Funds”)

PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO RealRetirement 2010 Fund, PIMCO RealRetirement 2020 Fund, PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2040 Fund, and PIMCO RealRetirement 2050 Fund (the PIMCO RealRetirement 2010 Fund, PIMCO RealRetirement 2020 Fund, PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2040 Fund, and PIMCO RealRetirement 2050 Fund, collectively the “RealRetirement Funds”) (the RealRetirement Funds and the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, collectively, the “Funds-of-Funds”)

PIMCO Fundamental Advantage Tax Efficient Strategy Fund and PIMCO Fundamental Advantage Total Return Strategy Fund (collectively the “Fundamental Advantage Funds”)

PIMCO Funds Private Account Portfolio Series: Money Market Portfolio (the “Portfolio”)

Dear Sirs:

This will confirm the agreement between the undersigned (the “Trust”) and Pacific Investment Management Company LLC (the “Administrator”) as follows:

1.	This Trust is an open-end investment company organized as a Massachusetts business trust, and consisting of such investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The New Funds, the Funds-of-Funds, the Fundamental Advantage Funds and the Portfolio are each a separate investment portfolio of the Trust.

2.	The Trust and the Administrator have entered into a Third Amended and Restated Administration Agreement (the “Agreement”) dated February 26, 2008, pursuant to which the Trust has employed the Administrator to provide management and administrative services to the Trust as set forth in that Agreement.

3.	As provided in paragraph 1 of the Agreement, the Trust hereby adopts the Agreement with respect to the New Funds and the Administrator hereby acknowledges that the Agreement shall pertain to the New Funds, the terms and conditions of such Agreement being hereby incorporated herein by reference.

4.	Subject to the approval of the Trust’s Board of Trustees, the Trust consents to the Administrator’s delegation of some or all of its responsibilities under the Administration Agreement with respect to the New Funds to a qualified party or parties. Such delegation shall be evidenced by a written agreement to which the Trust need not be a party but which shall be subject to Trustee review and approval. Nothing contained herein shall be deemed to limit in any way the Administrator’s ability to delegate its duties under the Administration Agreement with respect to any other series of shares of the Trust.

5.	As provided in paragraph 5 of the Agreement and subject to further conditions as set forth therein, the Trust shall with respect to the PIMCO Global Advantage Strategy Bond Fund pay the Administrator a monthly fee calculated as a percentage (on an annual basis) of the average daily value of net assets of the Fund during the preceding month, at a rate of 0.35% for Institutional Class, Administrative Class and Class P, and at a rate of 0.50% for Class A, Class C and Class R and 0.75% for Class D.

6.	As provided in paragraph 5 of the Agreement and subject to further conditions as set forth therein, the Trust shall with respect to the PIMCO Unconstrained Bond Fund pay the Administrator a monthly fee calculated as a percentage (on an annual basis) of the average daily value of net assets of the Fund during the preceding month, at a rate of 0.30% for Institutional Class, Administrative Class and Class P, and at a rate of 0.45% for Class A, Class C and Class R and 0.70% for Class D.

7.	As provided in paragraph 5 of the Agreement and subject to further conditions as set forth therein, the Trust shall with respect to the RealRetirement Funds pay the Administrator a monthly fee calculated as a percentage (on an annual basis) of the average daily value of net assets of each such Fund during the preceding month, at a rate of 0.40% for Class C and Class R.

8.	As provided in paragraph 5 of the Agreement and subject to further conditions as set forth therein, the Trust shall with respect to the Fundamental Advantage Funds pay the Administrator a monthly fee calculated as a percentage (on an annual basis) of the average daily value of net assets of each such Fund during the preceding month, at a rate of 0.40% for Class C and Class R.

9.	Subparagraph (e) in paragraph 8 of the Agreement under the sentence “The Trust shall bear the following expenses:” is hereby amended to add the following sentences:

Notwithstanding the foregoing, the Trust and the Administrator hereby agree that PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO RealRetirement 2010 Fund, PIMCO RealRetirement 2020 Fund, PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2040 Fund, and PIMCO RealRetirement 2050 Fund (collectively, the “Funds-of-Funds”) and PIMCO Funds Private

Account Portfolio Series: Money Market Portfolio (the “PAPS Money Market Portfolio”) shall not bear any fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners or shareholders of PIMCO or its subsidiaries or affiliates. All other series of the Trust shall bear such fees.

10.	Subparagraph (g) in paragraph 8 of the Agreement under the sentence “The Trust shall bear the following expenses:” is hereby amended to add the following sentences:

Notwithstanding the foregoing, the Trust and the Administrator hereby agree that the PAPS Money Market Portfolio shall not bear any organizational or offering expenses of the PAPS Money Market Portfolio, or any other expenses which are capitalized in accordance with generally accepted accounting principles. The Administrator shall bear all such expenses for the PAPS Money Market Portfolio.

11.	The Trust and the Administrator hereby agree to amend the Agreement as of the date hereof to make the changes described above, to add the New Funds and Classes C and R of the RealRetirement Funds and Fundamental Advantage Funds (“New Classes”) to Schedule A and to make other changes to Schedule A. Accordingly, the current Schedule A is replaced with the new Schedule A attached hereto.

12.	This Amendment and the Agreement shall become effective with respect to the New Funds and New Classes on May 20, 2008 and shall remain in effect with respect to the New Funds and New Classes, unless sooner terminated as provided herein, for a period not to exceed one year from the effective date and shall continue thereafter on an annual basis with respect to the New Funds and New Classes provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, and (b) by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust or the Administrator, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to the New Funds or New Classes at any time, without the payment of any penalty: (i) by a vote of a majority of the entire Board of Trustees of the Trust or by a majority of the outstanding voting shares of the New Funds or, with respect to the New Classes or a particular class of the New Funds, by a vote of a majority of the outstanding shares of such class, on 60 days’ written notice to the Administrator; or (ii) after the initial period commencing on the effective date, by the Administrator at any time on 60 days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

13.

The Declaration of Trust establishing the Trust, as amended and restated effective March 31, 2000, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name “PIMCO Funds” refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO FUNDS

By:	/s/ Ernest L. Schmider
Title:	President

ACCEPTED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:	/s/ Brent R. Harris
Title:	Managing Director

Schedule A

Schedule to Third Amended and Restated Administration Agreement

PIMCO Funds

As of May 20, 2008

Institutional and Administrative Classes (%) - Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.05	0.00	0.05
All Asset All Authority	0.05	0.00	0.05
California Intermediate Municipal Bond	0.10	0.12	0.22
California Short Duration Municipal Income	0.10	0.05	0.15
Commercial Mortgage Securities	0.10	0.15	0.25
CommodityRealReturn Strategy	0.10	0.15	0.25
Convertible	0.10	0.15	0.25
Developing Local Markets	0.10	0.30	0.40
Diversified Income	0.10	0.20	0.30
Emerging Local Bond	0.10	0.40	0.50
Emerging Markets Bond	0.10	0.30	0.40
European StocksPLUS TR Strategy	0.10	0.20	0.30
Extended Duration	0.10	0.15	0.25
Far East (Ex-Japan) StocksPLUS TR Strategy	0.10	0.20	0.30
Floating Income Fund	0.10	0.15	0.25
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.15	0.25
Foreign Bond (Unhedged)	0.10	0.15	0.25
Fundamental Advantage Total Return Strategy Fund	0.10	0.15	0.25
Fundamental Advantage Tax Efficient Strategy Fund	0.10	0.15	0.25
Fundamental IndexPLUS	0.10	0.15	0.25
Fundamental IndexPLUS TR	0.10	0.15	0.25
Global Advantage Strategy Bond	0.10	0.25	0.35
Global Bond (Unhedged)	0.10	0.20	0.30
Global Bond (U.S. Dollar-Hedged)	0.10	0.20	0.30
GNMA	0.10	0.15	0.25
High Yield	0.10	0.15	0.25
High Yield Municipal Bond	0.10	0.15	0.25
Income Fund	0.10	0.10	0.20
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.20	0.30
International StocksPLUS TR Strategy (Unhedged)	0.10	0.15	0.25
Investment Grade Corporate Bond	0.10	0.15	0.25
Japanese StocksPLUS TR Strategy	0.10	0.20	0.30
Liquid Assets	0.05	0.00	0.05

Fund	Core Expenses[1]	Other Expenses	Total
Loan Obligation	0.10	0.15	0.25
Long Duration	0.10	0.15	0.25
Long Duration Total Return	0.10	0.15	0.25
Long-Term U.S. Government	0.10	0.15	0.25
Low Duration	0.10	0.08	0.18
Low Duration II	0.10	0.15	0.25
Low Duration III	0.10	0.15	0.25
Moderate Duration	0.10	0.10	0.20
Money Market	0.10	0.10	0.20
Mortgage-Backed Securities	0.10	0.15	0.25
Municipal Bond	0.10	0.14	0.24
New York Municipal Bond	0.10	0.12	0.22
Real Return	0.10	0.10	0.20
Real Return Asset	0.10	0.15	0.25
RealEstateRealReturn Strategy	0.10	0.15	0.25
RealRetirement 2010	0.05	0.00	0.05
RealRetirement 2020	0.05	0.00	0.05
RealRetirement 2030	0.05	0.00	0.05
RealRetirement 2040	0.05	0.00	0.05
RealRetirement 2050	0.05	0.00	0.05
Short Duration Municipal Income	0.10	0.05	0.15
Short-Term	0.10	0.10	0.20
Small Cap StocksPLUS TR Fund	0.10	0.15	0.25
StocksPLUS	0.10	0.15	0.25
StocksPLUS Long Duration Fund	0.10	0.14	0.24
StocksPLUS Municipal-Backed	0.10	0.15	0.25
StocksPLUS TR Short Strategy	0.10	0.15	0.25
StocksPLUS Total Return	0.10	0.15	0.25
Total Return	0.10	0.08	0.18
Total Return II	0.10	0.15	0.25
Total Return III	0.10	0.15	0.25
Unconstrained Bond	0.10	0.20	0.30

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to Third Amended and Restated Administration Agreement

PIMCO Funds

As of May 20, 2008

Classes A, B and C (%) - Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.10	0.30	0.40
All Asset All Authority[2]	0.10	0.30	0.40
California Intermediate Municipal Bond	0.10	0.20	0.30
California Short Duration Municipal Income	0.10	0.20	0.30
Commercial Mortgage Securities	0.10	0.30	0.40
CommodityRealReturn Strategy	0.10	0.40	0.50
Convertible	NA	NA	NA
Developing Local Markets[3]	0.10	0.45	0.55
Diversified Income	0.10	0.35	0.45
Emerging Local Bond	0.10	0.55	0.65
Emerging Markets Bond	0.10	0.45	0.55
European StocksPLUS TR Strategy	0.10	0.35	0.45
Extended Duration	0.10	0.30	0.40
Far East (Ex-Japan) StocksPLUS TR Strategy	0.10	0.35	0.45
Floating Income Fund	0.10	0.30	0.40
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
Foreign Bond (Unhedged)	0.10	0.35	0.45
Fundamental Advantage Total Return Strategy Fund	0.10	0.30	0.40
Fundamental Advantage Tax Efficient Strategy Fund	0.10	0.30	0.40
Fundamental IndexPLUS	0.10	0.30	0.40
Fundamental IndexPLUS TR	0.10	0.30	0.40
Global Advantage Strategy Bond	0.10	0.40	0.50
Global Bond (Unhedged)	0.10	0.35	0.45
Global Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
GNMA	0.10	0.30	0.40
High Yield	0.10	0.30	0.40
High Yield Municipal Bond[4]	0.10	0.20	0.30
Income Fund	0.10	0.30	0.40
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.35	0.45
International StocksPLUS TR Strategy (Unhedged)	0.10	0.30	0.40
Investment Grade Corporate Bond	0.10	0.30	0.40
Japanese StocksPLUS TR Strategy	0.10	0.35	0.45

Fund	Core Expenses[1]	Other Expenses	Total
Liquid Assets	NA	NA	NA
Loan Obligation	NA	NA	NA
Long Duration	0.10	0.30	0.40
Long Duration Total Return	0.10	0.30	0.40
Long-Term U.S. Government	0.10	0.30	0.40
Low Duration	0.10	0.25	0.35
Low Duration II	0.10	0.30	0.40
Low Duration III	0.10	0.30	0.40
Moderate Duration	0.10	0.30	0.40
Money Market	0.10	0.25	0.35
Total Return Mortgage	0.10	0.30	0.40
Municipal Bond	0.10	0.20	0.30
New York Municipal Bond	0.10	0.20	0.30
Real Return	0.10	0.30	0.40
Real Return Asset	0.10	0.30	0.40
RealEstateRealReturn Strategy	0.10	0.35	0.45
RealRetirement 2010	0.10	0.30	0.40
RealRetirement 2020	0.10	0.30	0.40
RealRetirement 2030	0.10	0.30	0.40
RealRetirement 2040	0.10	0.30	0.40
RealRetirement 2050	0.10	0.30	0.40
Short Duration Municipal Income	0.10	0.20	0.30
Short-Term	0.10	0.20	0.30
Small Cap StocksPLUS TR	0.10	0.30	0.40
StocksPLUS	0.10	0.30	0.40
StocksPLUS Long Duration	0.10	0.29	0.39
StocksPLUS Municipal-Backed	0.10	0.40	0.50
StocksPLUS TR Short Strategy	0.10	0.30	0.40
StocksPLUS Total Return	0.10	0.30	0.40
Total Return	0.10	0.30	0.40
Total Return II	0.10	0.30	0.40
Total Return III	0.10	0.30	0.40
Unconstrained Bond	0.10	0.35	0.45

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.
[2]	Administrative fee for B shares is 0.45%.
[3]	Administrative fee for B shares is 0.65%.
[4]	Refer to the Expense Limitation Agreement for certain fee waivers.

Schedule A

Schedule to Third Amended and Restated Administration Agreement

PIMCO Funds

As of May 20, 2008

Class D (%) - Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.10	0.55	0.65
All Asset All Authority	0.10	0.55	0.65
California Intermediate Municipal Bond	0.10	0.45	0.55
California Short Duration Municipal Income	0.10	0.45	0.55
Commercial Mortgage Securities	0.10	0.55	0.65
CommodityRealReturn Strategy	0.10	0.65	0.75
Convertible	NA	NA	NA
Developing Local Markets	0.10	0.70	0.80
Diversified Income	0.10	0.60	0.70
Emerging Local Bond	0.10	0.80	0.90
Emerging Markets Bond	0.10	0.70	0.80
European StocksPLUS TR Strategy	0.10	0.60	0.70
Extended Duration	0.10	0.55	0.65
Far East (Ex-Japan) StocksPLUS TR Strategy	0.10	0.60	0.70
Floating Income Fund	0.10	0.55	0.65
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.60	0.70
Foreign Bond (Unhedged)	0.10	0.60	0.70
Fundamental Advantage Total Return Strategy Fund	0.10	0.55	0.65
Fundamental Advantage Tax Efficient Strategy Fund	0.10	0.55	0.65
Fundamental IndexPLUS	0.10	0.55	0.65
Fundamental IndexPLUS TR	0.10	0.55	0.65
Global Advantage Strategy Bond	0.10	0.65	0.75
Global Bond (Unhedged)	0.10	0.60	0.70
Global Bond (U.S. Dollar-Hedged)	0.10	0.60	0.70
GNMA	0.10	0.55	0.65
High Yield	0.10	0.55	0.65
High Yield Municipal Bond[2]	0.10	0.45	0.55
Income Fund	0.10	0.40	0.50
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.60	0.70
International StocksPLUS TR Strategy (Unhedged)	0.10	0.55	0.65
Investment Grade Corporate Bond	0.10	0.55	0.65
Japanese StocksPLUS TR Strategy	0.10	0.60	0.70

Fund	Core Expenses[1]	Other Expenses	Total
Liquid Assets	NA	NA	NA
Loan Obligation	NA	NA	NA
Long Duration	0.10	0.55	0.65
Long Duration Total Return	0.10	0.55	0.65
Long-Term U.S. Government	0.10	0.55	0.65
Low Duration	0.10	0.40	0.50
Low Duration II	0.10	0.55	0.65
Low Duration III	0.10	0.55	0.65
Moderate Duration	0.10	0.55	0.65
Money Market	0.10	0.35	0.45
Total Return Mortgage	0.10	0.55	0.65
Municipal Bond	0.10	0.45	0.55
New York Municipal Bond	0.10	0.45	0.55
Real Return	0.10	0.55	0.65
Real Return Asset	0.10	0.55	0.65
RealEstateRealReturn Strategy	0.10	0.60	0.70
RealRetirement 2010	0.10	0.55	0.65
RealRetirement 2020	0.10	0.55	0.65
RealRetirement 2030	0.10	0.55	0.65
RealRetirement 2040	0.10	0.55	0.65
RealRetirement 2050	0.10	0.55	0.65
Short Duration Municipal Income	0.10	0.45	0.55
Short-Term	0.10	0.40	0.50
Small Cap StocksPLUS TR	0.10	0.55	0.65
StocksPLUS	0.10	0.55	0.65
StocksPLUS Long Duration	0.10	0.54	0.64
StocksPLUS Municipal-Backed	0.10	0.65	0.75
StocksPLUS TR Short Strategy	0.10	0.55	0.65
StocksPLUS Total Return	0.10	0.55	0.65
Total Return	0.10	0.40	0.50
Total Return II	0.10	0.55	0.65
Total Return III	0.10	0.55	0.65
Unconstrained Bond	0.10	0.60	0.70

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.
[2]	Refer to the Expense Limitation Agreement for certain fee waivers.

Schedule A

Schedule to Third Amended and Restated Administration Agreement

PIMCO Funds

As of May 20, 2008

Class J and K (%) - Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
Foreign Bond (U.S. Dollar-Hedged)	0.05	0.20	0.25
Global Bond (Unhedged)	0.05	0.25	0.30
High Yield	0.05	0.20	0.25
Low Duration	0.05	0.20	0.25
Low Duration II	0.05	0.20	0.25
Short-Term	0.05	0.20	0.25
StocksPLUS	0.05	0.20	0.25
Total Return	0.05	0.20	0.25
Total Return II	0.05	0.20	0.25

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to Third Amended and Restated Administration Agreement

PIMCO Funds

As of May 20, 2008

Advisor Class (%) - Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.05	0.10	0.15
All Asset All Authority	0.05	0.10	0.15
California Intermediate Municipal Bond	0.10	0.22	0.32
CommodityRealReturn Strategy	0.10	0.25	0.35
Convertible	0.10	0.25	0.35
Developing Local Markets	0.10	0.50	0.60
Diversified Income	0.10	0.30	0.40
Emerging Markets Bond	0.10	0.40	0.50
European StocksPLUS TR Strategy	0.10	0.30	0.40
Far East (Ex-Japan) StocksPLUS TR Strategy	0.10	0.30	0.40
Floating Income Fund	0.10	0.25	0.35
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.25	0.35
Foreign Bond (Unhedged)	0.10	0.25	0.35
Fundamental IndexPLUS	0.10	0.25	0.35
Fundamental IndexPLUS TR	0.10	0.25	0.35
Global Bond (Unhedged)	0.10	0.30	0.40
Global Bond (U.S. Dollar-Hedged)	0.10	0.30	0.40
GNMA	0.10	0.25	0.35
High Yield	0.10	0.25	0.35
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.30	0.40
Investment Grade Corporate Bond	0.10	0.25	0.35
Japanese StocksPLUS TR Strategy	0.10	0.30	0.40
Long-Term U.S. Government	0.10	0.25	0.35
Low Duration	0.10	0.10	0.20
Low Duration II	0.10	0.25	0.35
Low Duration III	0.10	0.25	0.35
Moderate Duration	0.10	0.20	0.30
Money Market	0.10	0.20	0.30
Mortgage-Backed Securities	0.10	0.25	0.35
Municipal Bond	0.10	0.20	0.30
New York Municipal Bond	0.10	0.22	0.32
Real Return	0.10	0.20	0.30
Real Return Asset	0.10	0.25	0.35
RealEstateRealReturn Strategy	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
Short Duration Municipal Income	0.10	0.19	0.29
Short-Term	0.10	0.10	0.20
Small Cap StocksPLUS TR	0.10	0.25	0.35
StocksPLUS	0.10	0.25	0.35
StocksPLUS Municipal-Backed	0.10	0.30	0.40
StocksPLUS TR Short Strategy	0.10	0.30	0.40
StocksPLUS Total Return	0.10	0.25	0.35
Total Return	0.10	0.10	0.20
Total Return II	0.10	0.25	0.35
Total Return III	0.10	0.25	0.35

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to Third Amended and Restated Administration Agreement

PIMCO Funds

As of May 20, 2008

Class R (%) - Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.10	0.35	0.45
All Asset All Authority	0.10	0.35	0.45
California Intermediate Municipal Bond	0.10	0.25	0.35
Commercial Mortgage Securities	0.10	0.30	0.40
CommodityRealReturn Strategy	0.10	0.40	0.50
Convertible	0.10	0.30	0.40
Developing Local Markets	0.10	0.55	0.65
Diversified Income	0.10	0.35	0.45
Emerging Markets Bond	0.10	0.45	0.55
European StocksPLUS TR Strategy	0.10	0.35	0.45
Far East (Ex-Japan) StocksPLUS TR Strategy	0.10	0.35	0.45
Floating Income Fund	0.10	0.30	0.40
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
Foreign Bond (Unhedged)	0.10	0.35	0.45
Fundamental Advantage Tax Efficient Strategy Fund	0.10	0.30	0.40
Fundamental Advantage Total Return Strategy Fund	0.10	0.30	0.40
Fundamental IndexPLUS	0.10	0.30	0.40
Fundamental IndexPLUS TR	0.10	0.30	0.40
Global Advantage Strategy Bond	0.10	0.40	0.50
Global Bond (Unhedged)	0.10	0.35	0.45
Global Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
GNMA	0.10	0.30	0.40
High Yield	0.10	0.30	0.40
Income Fund	0.10	0.30	0.40
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.45	0.55
Investment Grade Corporate Bond	0.10	0.30	0.40
Japanese StocksPLUS TR Strategy	0.10	0.35	0.45
Long Duration	0.10	0.30	0.40
Long-Term U.S. Government	0.10	0.30	0.40
Low Duration	0.10	0.25	0.35
Low Duration II	0.10	0.30	0.40
Low Duration III	0.10	0.30	0.40
Moderate Duration	0.10	0.30	0.40
Money Market	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
Mortgage-Backed Securities	0.10	0.30	0.40
Municipal Bond	0.10	0.25	0.35
New York Municipal Bond	0.10	0.25	0.35
RealRetirement 2010	0.10	0.30	0.40
RealRetirement 2020	0.10	0.30	0.40
RealRetirement 2030	0.10	0.30	0.40
RealRetirement 2040	0.10	0.30	0.40
RealRetirement 2050	0.10	0.30	0.40
Real Return	0.10	0.30	0.40
Real Return Asset	0.10	0.30	0.40
RealEstateRealReturn Strategy	0.10	0.40	0.50
Short Duration Municipal Income	0.10	0.25	0.35
Short-Term	0.10	0.25	0.35
Small Cap StocksPLUS TR	0.10	0.30	0.40
StocksPLUS	0.10	0.30	0.40
StocksPLUS Long Duration	0.10	0.29	0.39
StocksPLUS Municipal-Backed	0.10	0.40	0.50
StocksPLUS TR Short Strategy	0.10	0.35	0.45
Total Return	0.10	0.30	0.40
Total Return II	0.10	0.30	0.40
Total Return III	0.10	0.30	0.40
Unconstrained Bond	0.10	0.35	0.45

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule to Third Amended and Restated Administration Agreement

PIMCO Funds

As of May 20, 2008

Class P (%) - Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.05	0.00	0.05
All Asset All Authority	0.05	0.00	0.05
California Intermediate Municipal Bond	0.10	0.12	0.22
California Short Duration Municipal Income	0.10	0.05	0.15
Commercial Mortgage Securities	0.10	0.15	0.25
CommodityRealReturn Strategy	0.10	0.15	0.25
Convertible	0.10	0.15	0.25
Developing Local Markets	0.10	0.30	0.40
Diversified Income	0.10	0.20	0.30
Emerging Local Bond	0.10	0.40	0.50
Emerging Markets Bond	0.10	0.30	0.40
European StocksPLUS TR Strategy	0.10	0.20	0.30
Extended Duration	0.10	0.15	0.25
Far East (Ex-Japan) StocksPLUS TR Strategy	0.10	0.20	0.30
Floating Income Fund	0.10	0.15	0.25
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.15	0.25
Foreign Bond (Unhedged)	0.10	0.15	0.25
Fundamental Advantage Total Return Strategy Fund	0.10	0.15	0.25
Fundamental Advantage Tax Efficient Strategy Fund	0.10	0.15	0.25
Fundamental IndexPLUS	0.10	0.15	0.25
Fundamental IndexPLUS TR	0.10	0.15	0.25
Global Advantage Strategy Bond	0.10	0.25	0.35
Global Bond (Unhedged)	0.10	0.20	0.30
Global Bond (U.S. Dollar-Hedged)	0.10	0.20	0.30
GNMA	0.10	0.15	0.25
High Yield	0.10	0.15	0.25
High Yield Municipal Bond	0.10	0.15	0.25
Income Fund	0.10	0.10	0.20
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.20	0.30
International StocksPLUS TR Strategy (Unhedged)	0.10	0.15	0.25
Investment Grade Corporate Bond	0.10	0.15	0.25
Japanese StocksPLUS TR Strategy	0.10	0.20	0.30
Liquid Assets	0.05	0.00	0.05

Fund	Core Expenses[1]	Other Expenses	Total
Loan Obligation	0.10	0.15	0.25
Long Duration	0.10	0.15	0.25
Long Duration Total Return	0.10	0.15	0.25
Long-Term U.S. Government	0.10	0.15	0.25
Low Duration	0.10	0.08	0.18
Low Duration II	0.10	0.15	0.25
Low Duration III	0.10	0.15	0.25
Moderate Duration	0.10	0.10	0.20
Money Market	0.10	0.10	0.20
Mortgage-Backed Securities	0.10	0.15	0.25
Municipal Bond	0.10	0.14	0.24
New York Municipal Bond	0.10	0.12	0.22
Real Return	0.10	0.10	0.20
Real Return Asset	0.10	0.15	0.25
RealEstateRealReturn Strategy	0.10	0.15	0.25
RealRetirement 2010	0.05	0.00	0.05
RealRetirement 2020	0.05	0.00	0.05
RealRetirement 2030	0.05	0.00	0.05
RealRetirement 2040	0.05	0.00	0.05
RealRetirement 2050	0.05	0.00	0.05
Short Duration Municipal Income	0.10	0.05	0.15
Short-Term	0.10	0.10	0.20
Small Cap StocksPLUS TR Fund	0.10	0.15	0.25
StocksPLUS	0.10	0.15	0.25
StocksPLUS Long Duration Fund	0.10	0.14	0.24
StocksPLUS Municipal-Backed	0.10	0.15	0.25
StocksPLUS TR Short Strategy	0.10	0.15	0.25
StocksPLUS Total Return	0.10	0.15	0.25
Total Return	0.10	0.08	0.18
Total Return II	0.10	0.15	0.25
Total Return III	0.10	0.15	0.25
Unconstrained Bond	0.10	0.20	0.30

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule B

Schedule to Third Amended and Restated Administration Agreement

PIMCO Funds

As of May 20, 2008

Private Portfolios (%) - Fee Rates

PORTFOLIO	Total
Asset-Backed Securities Portfolio	0.03
Asset-Backed Securities Portfolio II	0.03
Emerging Markets Portfolio	0.10
Developing Local Markets Portfolio	0.10
High Yield Portfolio	0.03
International Portfolio	0.10
Investment Grade Corporate Portfolio	0.03
Money Market Portfolio	0.00
Mortgage Portfolio	0.03
Mortgage Portfolio II	0.03
Municipal Sector Portfolio	0.03
Opportunity Portfolio[1]	0.04
Real Return Portfolio	0.03
Short-Term Portfolio	0.03
Short-Term Portfolio II	0.03
U.S. Government Sector Portfolio	0.03
U.S. Government Sector Portfolio II	0.03

[1]	Opportunity Portfolio has not been offered to clients.